UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 12, 2000

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-31127

Michigan (State or Other Jurisdiction) of Incorporation or Organization)	38-0593940 (IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518 (Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

Item 5.        Other Events

          On September 12, 2000 Spartan Stores, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and on September 13, 2000 Spartan Stores, Inc. issued the press release attached as Exhibit 99.2 to this Form 8-K.

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

	99.1	Press Release dated September 12, 2000

	99.2	Press Release dated September 13, 2000

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 13, 2000	SPARTAN STORES, INC. (Registrant) By /s/ David M. Staples Vice President Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory for Registrant)

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated September 12, 2000

99.2	Press Release dated September 13, 2000